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            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON

                                JANUARY 29, 1998


                           1940 ACT FILE NO. 811-5440


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM N-2

                             REGISTRATION STATEMENT

                   UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                                 Amendment No. 9               |X|




                         MFS INTERMEDIATE INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 617-954-5000

                                Stephen E. Cavan
                              Secretary and Clerk
                         MFS Intermediate Income Trust
                  c/o Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)


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                                     PART C
                               OTHER INFORMATION



Item 24. Financial Statements and Exhibits:

                     1.    Exhibits:

                           (a)(1)   --      Amended and Restated Declaration
                                            of Trust, dated January 27, 1988;
                                            filed herewith.

                           (a)(2)   --      Certification of Amendment to
                                            Declaration of Trust, dated February
                                            29, 1988; filed herewith.

                           (b)(1)   --      Amended and Restated By-Laws dated
                                            December 14, 1994 (previously filed
                                            as Exhibit (2)(b)(2) to Amendment
                                            No. 8 to the Registration Statement
                                            on Form N-2 filed with the SEC on
                                            February 28, 1995 ("Amendment No.
                                            8")); incorporated herein by
                                            reference.

                           (c)      --      Inapplicable.

                           (d)      --      Specimen certificate for Shares of
                                            Beneficial Interest, without par
                                            value; filed herewith.

                           (e)      --      The section "Dividend Reinvestment
                                            and Cash Purchase Plan" on page 4
                                            of the Registrant's Annual Report
                                            to its Shareholders, for its fiscal
                                            year ended October 31, 1997;
                                            incorporated herein by reference.

                           (f)      --      Inapplicable.

                           (g)(1)   --      Investment Advisory Agreement,
                                            dated January 28, 1988; filed
                                            herewith.

                           (g)(2) Administrative Services Agreement, dated March 1, 1997, between
                                            Massachusetts Financial Services
                                            Company and the Registrant; filed
                                            herewith.

                           (h)      --      Omitted pursuant to General
                                            Instruction G.3. to Form N-2.

                           (i)      --      Retirement Plan for Non-Interested
                                            Person Trustees, dated January 1,
                                            1991; filed herewith.

                                     - 2 -


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                           (j)(1)   --      Custodian Agreement between the
                                            Registrant  and State  Street Bank
                                            and Trust Company, dated January 28,
                                            1988; filed herewith.

                           (j)(2)   --      Amendment to Custodian Agreement,
                                            dated October 1, 1989; filed
                                            herewith.

                           (j)(3)   --      Amendment to Custodian Agreement,
                                            dated October 9, 1991; filed
                                            herewith.

                           (k)(1)   --      Registrar, Transfer Agency and
                                            Service Agreement between Registrant
                                            and MFS Service Center, Inc., dated
                                            August 15, 1994 (previously filed as
                                            Exhibit (k)(2) to Amendment No. 8);
                                            incorporated herein by reference.

                           (k)(2)   --      Loan Agreement by and among the
                                            Banks named therein, the MFS Funds
                                            named therein, and The First
                                            National Bank of Boston, dated as
                                            of February 21, 1995 (previously
                                            filed with Amendment No. 8);
                                            incorporated herein by reference.

                           (l)      --      Omitted pursuant to General
                                            Instruction G.3 to Form N-2.

                           (m)      --      None.

                           (n)      --      Omitted pursuant to General
                                            Instruction G.3 to Form N-2.

                           (o)      --      Omitted pursuant to General
                                            Instructions G.3 to Form N-2.

                           (p)      --      Form of Purchase Agreement; filed
                                            herewith.

                           (q)      --      Inapplicable.

                           (r)      --      Inapplicable.




                                     - 3 -
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                                   SIGNATURES


         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of January, 1998.


                                        MFS INTERMEDIATE INCOME TRUST




                                        By:JAMES R. BORDEWICK, JR.
                                           James R. Bordewick, Jr.
                                           Assistant Secretary


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                               INDEX TO EXHIBITS



Exhibit No.                                 Description of Exhibit

  (a)(1)       Amended and Restated Declaration of Trust, dated January 27,
                1988.

  (a)(2)       Certification of Amendment to Declaration of Trust, dated
                February 29, 1988.

  (d)          Specimen certificate for Shares of Beneficial Interest,
                without par value.

  (g)(1)       Investment Advisory Agreement, dated January 28, 1988.

  (g)(2)       Administrative Services Agreement, dated March 1, 1997,
                between Massachusetts Financial Services Company and the Registrant.

  (i)          Retirement Plan for Non-Interested Person Trustees, dated
                January 1, 1991.

  (j)(1)       Custodian Agreement, dated January 28, 1988.

  (j)(2)       Amendment to Custodian Agreement, dated October 1, 1989.

  (j)(3)       Amendment to Custodian Agreement, dated October 9, 1991.

  (p)          Form of Purchase Agreement.